UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2014

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 20, 2014, Hansen Medical, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2013 and fiscal year ended December 31, 2013. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this current report and in the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Hansen Medical, Inc, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

The 2014 Annual Meeting of Stockholders of Hansen Medical, Inc. will be held on Tuesday, April 29, 2014 at the Company’s offices at 800 East Middlefield Road, Mountain View, California 94043. The meeting will begin promptly at 10:00 a.m., local time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 20, 2014, entitled “Hansen Medical Reports Fourth Quarter and Full-Year 2013 Results”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: February 20, 2014	/S/ PETER J. MARIANI
Peter J. Mariani
Chief Financial Officer